UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 28, 2004

Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-118688 (Commission File Number)	52-2356399 (IRS Employer ID Number)
1000 Woodbury Road, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(516) 364-8500
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Renaissance Mortgage Acceptance Corp. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Renaissance Mortgage Acceptance Corp., Renaissance Home Equity Loan Trust 2004-3, Home Equity Loan Asset-Backed Certificates, Series 2004-3 (the “Certificates”).

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

8.1	Opinion of McKee Nelson LLP regarding the legality of the certificates and certain tax matters.
23.2	Consent of McKee Nelson LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:

/s/ Dawn Ceccarini

Name:  Dawn Ceccarini

Title:

Vice President

Dated: September 28, 2004

EXHIBIT INDEX

Exhibit

8.1	Opinion of McKee Nelson LLP regarding the legality of the certificates and certain legal matters.

23.2	Consent of McKee Nelson LLP (included in Exhibit 8.1)